     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1999

                                                 SECURITIES ACT FILE NO. 33-6091
                                        INVESTMENT COMPANY ACT FILE NO. 811-4684
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /X/
                              PRE-EFFECTIVE AMENDMENT NO.                                / /
                            POST-EFFECTIVE AMENDMENT NO. 18                              /X/
                                        AND/OR
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940                               /X/
                                   AMENDMENT NO. 19                                      /X/
                           (Check appropriate box or boxes)


                            ------------------------

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

               (Exact Name of Registrant as Specified in Charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including Area Code: (609) 282-2800


                                 TERRY K. GLENN
          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                            ------------------------

                                   COPIES TO:

           Counsel for the Trust:
              BROWN & WOOD LLP                        Michael J. Hennewinkel, Esq.
           One World Trade Center                    MERRILL LYNCH ASSET MANAGEMENT
       New York, New York 10048-0557                          P.O. Box 9011
   Attention: Thomas R. Smith, Jr., Esq.            Princeton, New Jersey 08543-9011
          John A. MacKinnon, Esq.

                            ------------------------

    It is proposed that this filing will become effective (check appropriate box)


/X/  immediately upon filing pursuant to paragraph (b)



/ /  on (date) pursuant to paragraph (b)



/ /  60 days after filing pursuant to paragraph (a)(1)


/ /  on (date) pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

 TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value
                                $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   [LOGO]
           PROSPECTUS


                 Merrill Lynch Global Bond Fund for
                 Investment and Retirement


                                                              April 27, 1999


                      This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
                                                                            PAGE


                  [ICON]  KEY FACTS
                          ------------------------------------------------------

                          The Merrill Lynch Global Bond Fund at a Glance ..... 3

                          Risk/Return Bar Chart .............................. 5

                          Fees and Expenses .................................. 6

                  [ICON]  DETAILS ABOUT THE FUND
                          ------------------------------------------------------

                          How the Fund Invests ............................... 8

                          Investment Risks .................................. 10

                  [ICON]  YOUR ACCOUNT
                          ------------------------------------------------------

                          Merrill Lynch Select Pricing-SM- System ........... 17

                          How to Buy, Sell, Transfer and Exchange Shares .... 22

                          Participation in Merrill Lynch Fee-Based
                          Programs .......................................... 26

                  [ICON]  MANAGEMENT OF THE FUND
                          ------------------------------------------------------

                          Merrill Lynch Asset Management .................... 28

                          Financial Highlights .............................. 29

                  [ICON]  FOR MORE INFORMATION
                          ------------------------------------------------------

                          Shareholder Reports ....................... Back Cover

                          Statement of Additional Information ....... Back Cover


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

KEY FACTS [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.


TOTAL INVESTMENT RETURN -- the combination of capital appreciation and investment income.



INVESTMENT GRADE -- any of the four highest debt obligation ratings by recognized rating agencies, including Moody's Investors Service, Inc., Standard & Poor's or Fitch IBCA, Inc.


                              THE MERRILL LYNCH GLOBAL BOND FUND AT A GLANCE

                              --------------------------------------------------


                              WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



                              The Fund's investment objective is to seek a high TOTAL INVESTMENT RETURN by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units.


                              WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                              The Fund invests in a global portfolio of INVESTMENT GRADE debt instruments. Under normal market conditions, the Fund expects to invest at least 65% of its total assets in debt securities denominated in the currencies of at least three different countries or multinational currency units. The Fund expects to invest mainly in obligations denominated in the currencies of the U.S., Japan, Canada, Western European nations (including the euro), New Zealand and Australia. When selecting investments, Fund management will consider the current yield of a security, the likelihood that the currency in which the security is denominated will appreciate or depreciate compared to the U.S. dollar, and the likelihood that interest rates in that currency will change.



                              The Fund ordinarily will invest without regard to the tax impact of distributions to shareholders.



                              The Fund may buy securities of all maturities issued by governments, corporations and certain international organizations. However, the Fund does not expect the average maturity of its portfolio to be more then ten years. The Fund may seek to hedge against movements in interest rates and currency valuations through the use of "derivative" securities, including options, futures and foreign currency transactions. We cannot guarantee that the Fund will achieve its investment objective.



                              Derivatives may be volatile and subject to liquidity, leverage, credit and other types of risk.


                              WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


                              As with any fund, the value of the Fund's investments -- and therefore the value of the Fund's shares -- may go up or down. These changes may occur because particular bond markets are rising or falling. Changes in interest rates and credit risk are among the factors that may affect the value of a particular investment. Generally, when interest rates go up, the value of debt securities goes down. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. If the value of the Fund's investments goes down, you may lose money.


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                         3

[ICON] KEY FACTS


                              The Fund may invest most of its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities.



                              The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer securities than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.


                              WHO SHOULD INVEST?

                              The Fund may be an appropriate investment for you if you:


                                 - are investing for long term goals, such
                                   as retirement or funding a child's
                                   education



                                 - want a professionally managed portfolio



                                 - are looking for exposure to a variety of
                                   fixed income markets around the world



                                 - are willing to receive taxable
                                   distributions of income and capital
                                   gains



                                 - are willing to accept the risks of
                                   foreign investing in order to seek a
                                   high total investment return


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
4

                                        RISK/RETURN BAR CHART
                                    --------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance of Class B shares for the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the JP Morgan Global Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989            1990       1991       1992       1993       1994       1995       1996       1997       1998
6.45%         14.76%     15.23%      6.91%     12.36%     -6.01%     12.52%      5.60%      0.41%     11.13%


During the ten year period shown in the bar chart, the highest return for a quarter was 9.57% (quarter ended September 30, 1991) and the lowest return for a quarter was -4.82% (quarter ended March 31, 1997). The year-to-date return as of March 31, 1999 was -3.37%.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE CALENDAR YEAR ENDED           PAST        PAST      PAST TEN YEARS/
DECEMBER 31, 1998)                   ONE YEAR   FIVE YEARS   SINCE INCEPTION
----------------------------------------------------------------------------
 Merrill Lynch Global Bond Fund* --
 Class A                                7.51%       4.45%            8.13%
 JP Morgan Global Government Bond
 Index**                               15.31%       8.08%            9.08%
----------------------------------------------------------------------------
 Merrill Lynch Global Bond Fund* --
 Class B                                7.13%       4.50%            7.74%
 JP Morgan Global Government Bond
 Index**                               15.31%       8.08%            9.08%
----------------------------------------------------------------------------
 Merrill Lynch Global Bond Fund* --
 Class C                               10.07%        N/A             6.44%+
 JP Morgan Global Government Bond
 Index**                               15.31%        N/A             9.06%
----------------------------------------------------------------------------
 Merrill Lynch Global Bond Fund* --
 Class D                                7.36%        N/A             6.04%+
 JP Morgan Global Government Bond
 Index**                               15.31%        N/A             9.06%
----------------------------------------------------------------------------



  *  Includes sales charge.
 ** This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States. Past performance is not predictive of future performance.
  +  Inception date is October 21, 1994.



                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                         5

[ICON] KEY FACTS

UNDERSTANDING
EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.
EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.


MANAGEMENT FEE -- a fee paid to the Investment Adviser for managing the Fund.


DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------
The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)                                CLASS A   CLASS B(a)   CLASS C   CLASS D
-------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases (as a
  percentage of offering price)                               4.00%(b)  None         None      4.00%(b)
-------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower)                                                   None(c)   4.00%(b)     1.00%(b)  None(c)
-------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend
  Reinvestments                                               None      None         None      None
-------------------------------------------------------------------------------------------------------
  Redemption Fee                                              None      None         None      None
-------------------------------------------------------------------------------------------------------
  Exchange Fee                                                None      None         None      None
-------------------------------------------------------------------------------------------------------
  Maximum Account Fee                                         None      None         None      None
-------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                              0.60%     0.60%        0.60%     0.60%
-------------------------------------------------------------------------------------------------------
  DISTRIBUTION AND/OR SERVICE (12B-1) FEES(d)                 None      0.75%        0.80%     0.25%
-------------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(e)          0.32%     0.36%        0.35%     0.32%
-------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses(f)                      0.92%     1.71%        1.75%     1.17%
-------------------------------------------------------------------------------------------------------



(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(b)  Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
6                           RETIREMENT

  (FOOTNOTES CONTINUED FROM PREVIOUS PAGE)
(e) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The
     Fund pays a 0.10% fee for certain accounts that participate in the Merrill
     Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1998, the Fund paid the Transfer Agent fees totaling
     $294,434. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended December 31, 1998, the Fund reimbursed the Investment Adviser $117,106 for these services.
(f)  In addition, Merrill Lynch may charge clients a processing fee (currently
     $5.35) when a client buys or redeems shares.


EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---


                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------
 Class A           $490      $682      $  889      $1,486
----------------------------------------------------------
 Class B           $574      $739      $  928      $2,019
----------------------------------------------------------
 Class C           $278      $551      $  949      $2,062
----------------------------------------------------------
 Class D           $514      $757      $1,018      $1,764
----------------------------------------------------------


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------


                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------
 Class A           $490      $682      $  889      $1,486
----------------------------------------------------------
 Class B           $174      $539      $  928      $2,019
----------------------------------------------------------
 Class C           $178      $551      $  949      $2,062
----------------------------------------------------------
 Class D           $514      $757      $1,018      $1,764
----------------------------------------------------------


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                         7

[ICON] DETAILS ABOUT THE FUND


ABOUT THE
PORTFOLIO MANAGER
Harry J. Escobar is the Fund's Portfolio Manager. Mr. Escobar has been a Director (Global Fixed Income) of Merrill Lynch Asset Management since August 1998. Previously, he was a Senior Vice President in the fixed income group at Lehman Brothers, Inc. from 1991 to 1998.

                              HOW THE FUND INVESTS
                              --------------------------------------------------


                              The Fund will invest in U.S. and foreign debt instruments denominated in various currencies and multinational currency units. The Fund presently expects that it will mainly invest in securities denominated in the currencies of the United States, Japan, Canada, Western European nations (including the euro), New Zealand and Australia. Normally the Fund's investments will be denominated in at least three currencies.



                              The Fund may invest in debt obligations issued or guaranteed by U.S. or foreign corporations and financial institutions, or by U.S. or foreign governments or their agencies. The Fund also may invest in debt obligations issued or guaranteed by international organizations designated or supported by more than one government to promote economic reconstruction or development. Examples of these international organizations include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.



                              In terms of creditworthiness, under normal conditions all of the Fund's investments will fall into one of the following categories:



                                  - obligations issued or guaranteed by the
                                    U.S. Government, its agencies or
                                    instrumentalities;



                                  - obligations with a credit rating of A
                                    or better by Standard & Poor's ("S&P")
                                    or by Moody's Investors Service, Inc.
                                    ("Moody's");



                                  - commercial paper rated A-1 by S&P or
                                    Prime-1 by Moody's; or



                                  - unrated obligations that the Fund's
                                    Investment Adviser believes are similar
                                    in quality to those meeting the
                                    standards described above.



                              The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's opinion of economic and market conditions. However, the Fund does not expect the average maturity of its portfolio to be more than ten years.



                              Fund management will seek investments for the Fund with the potential for high total return. When selecting investments, Fund management will consider the current yield of a security; the likelihood that the currency in


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
8

ABOUT THE
INVESTMENT ADVISER
The Fund is managed by Merrill Lynch Asset Management.

which the security is denominated will appreciate or depreciate versus the U.S. dollar; and the likelihood that interest rates in that currency will change. The Fund may invest in securities with relatively high current yields but little potential for capital appreciation and also may invest in securities with relatively low current yields but higher potential for capital appreciation as a result of interest or currency movements. The Fund may also invest in a security with a relatively high current yield but the potential for loss of capital through currency depreciation if, in the opinion of Fund management, the security offers high potential total return.



Under certain adverse conditions and for temporary defensive purposes, the Fund may limit the financial markets or currencies in which it will invest. This may limit the potential for the Fund's shares to increase in value or for the Fund to achieve its investment objective. In addition, the Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing securities denominated in U.S. dollars to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns.



The Fund may use derivatives to hedge its portfolio against interest rate and currency risk. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor's 500 Index. The derivatives that the Fund may use include options on portfolio positions or currencies, financial and currency futures and options on these futures, and forward foreign currency transactions. The Fund may enter into these transactions only in connection with its hedging strategies. The Fund may only engage in hedging activities from time to time and may not necessarily be hedging when movements in interest rates or currency exchange rates occur.


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                         9

[ICON] DETAILS ABOUT THE FUND

                              INVESTMENT RISKS
                              --------------------------------------------------

                              This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


                              MARKET AND SELECTION RISK -- Market risk is the risk that the bond markets in certain of the countries in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



                              As with all debt securities, changes in market yields will affect the value of the Fund's shares. This is because the prices of the Fund's portfolio securities generally will go up when interest rates go down and go down when interest rates go up. In most cases, when interest rates go up the value of fixed income securities with longer maturities goes down more than the value of fixed income securities with shorter maturities. Because the Fund may invest a large part of its assets in fixed income securities with long maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.



                              CREDIT RISK -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.



                              INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.



                              FOREIGN MARKET RISK -- Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (although not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors in certain foreign markets and a smaller trading volume each


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
10
                              day, it may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.


                              FOREIGN ECONOMY RISK -- The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.


                              CURRENCY RISK -- Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.



                              EUROPEAN ECONOMIC AND MONETARY UNION
                              ("EMU") -- Certain European countries have agreed to enter into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies,


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        11

[ICON] DETAILS ABOUT THE FUND


                              reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:



                                  - If the transition to the euro, or EMU
                                    as a whole, does not proceed as
                                    planned, the Fund's investments could
                                    be adversely affected. For example,
                                    sharp currency fluctuations, exchange
                                    rate volatility, and other disruptions
                                    of the markets could occur.



                                  - Withdrawal from EMU by a participating
                                    country could also have a negative
                                    effect on the Fund's investments, for
                                    example if securities redenominated in
                                    euros are transferred back into that
                                    country's national currency.



                                  - Computer, accounting, and trading
                                    systems must be capable of recognizing
                                    the euro as a distinct currency. If not
                                    properly addressed, this may negatively
                                    affect the operations of the companies
                                    in which the Fund invests.



                              GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
12

                              CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES -- The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.



                              SETTLEMENT RISK -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.



                              CONCENTRATION RISK -- The Fund is a
                              non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.



                              SECURITIES LENDING -- The Fund may lend securities with a value not exceeding 33 1/3% of its total assets to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        13

[ICON] DETAILS ABOUT THE FUND


                              the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.



                              PORTFOLIO TURNOVER RISK -- The Fund's investment policies may lead to a high portfolio turnover rate. A high rate of portfolio turnover may result in higher taxable distributions and higher brokerage commission expenses.



                              Risks associated with certain types of securities in which the Fund may invest include:



                              SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.



                              DERIVATIVES -- Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:



                                 CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



                                 CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.



                                 LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to
                                  increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
14

                                 LIQUIDITY RISK -- the risk that certain
                                 securities may be difficult or impossible to
                                  sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



                              The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.



                              WHEN ISSUED SECURITIES, DELAYED DELIVERY
                              SECURITIES AND FORWARD COMMITMENTS -- When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



                              REPURCHASE AGREEMENTS; PURCHASE AND SALE
                              CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.



                              ILLIQUID INVESTMENTS -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        15

[ICON] DETAILS ABOUT THE FUND

                              value or that have contractual or legal
                              restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

                              RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.


                              Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.



                              RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


                              STATEMENT OF ADDITIONAL INFORMATION
                              --------------------------------------------------

                              If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
16

YOUR ACCOUNT [ICON]

                              MERRILL LYNCH SELECT PRICING-SM- SYSTEM
                              --------------------------------------------------

                              The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

                              For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

                              If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% for Class B shares and 0.55% for Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

                              The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        17

[ICON] YOUR ACCOUNT

The table below summarizes key features of the Merrill Lynch Select Pricing-SM-System.

                                    CLASS A                   CLASS B                   CLASS C                   CLASS D
 ---------------------------------------------------------------------------------------------------------------------------------
  Availability             Limited to certain        Generally available       Generally available       Generally available
                           investors including:      through Merrill Lynch.    through Merrill Lynch.    through Merrill Lynch.
                           - Current Class A         Limited availability      Limited availability      Limited availability
                             shareholders            through other securities  through other securities  through other securities
                           - Certain Retirement      dealers.                  dealers.                  dealers.
                             Plans
                           - Participants in certain
                             Merrill Lynch sponsored
                             programs
                           - Certain affiliates of
                             Merrill Lynch.
 ---------------------------------------------------------------------------------------------------------------------------------
  Initial Sales Charge?    Yes. Payable at time of   No. Entire purchase price No. Entire purchase price Yes. Payable at time of
                           purchase. Lower sales     is invested in shares of  is invested in shares of  purchase. Lower sales
                           charges available for     the Fund.                 the Fund.                 charges available for
                           larger investments.                                                           larger investments.
 ---------------------------------------------------------------------------------------------------------------------------------
  Deferred Sales Charge?   No. (May be charged for   Yes. Payable if you       Yes. Payable if you       No. (May be charged for
                           purchases over $1 million redeem within four years  redeem within one year of purchases over $1 million
                           that are redeemed within  of purchase.              purchase.                 that are redeemed within
                           one year.)                                                                    one year.)
 ---------------------------------------------------------------------------------------------------------------------------------
  Account Maintenance and  No.                       0.25% Account Maintenance 0.25% Account Maintenance 0.25% Account Maintenance
  Distribution Fees?                                 Fee 0.50% Distribution    Fee 0.55% Distribution    Fee No Distribution Fee.
                                                     Fee.                      Fee.
 ---------------------------------------------------------------------------------------------------------------------------------
  Conversion to Class D    No.                       Yes, automatically after  No.                       No.
  shares?                                            approximately ten years.
 ---------------------------------------------------------------------------------------------------------------------------------

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
18

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing-SM- options.
LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System-SM- funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS
                              If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.


                                                                            DEALER
                                                                         COMPENSATION
                                                                          AS A % OF
                                       AS A % OF       AS A % OF YOUR      OFFERING
YOUR INVESTMENT                      OFFERING PRICE     INVESTMENT*         PRICE
-------------------------------------------------------------------------------------
 Less than $25,000                         4.00%             4.17%            3.75%
-------------------------------------------------------------------------------------
 $25,000 but less than $50,000             3.75%             3.90%            3.50%
-------------------------------------------------------------------------------------
 $50,000 but less than $100,000            3.25%             3.36%            3.00%
-------------------------------------------------------------------------------------
 $100,000 but less than $250,000           2.50%             2.56%            2.25%
-------------------------------------------------------------------------------------
 $250,000 but less than $1,000,000         1.50%             1.52%            1.25%
-------------------------------------------------------------------------------------
 $1,000,000 and over**                     0.00%             0.00%            0.00%
-------------------------------------------------------------------------------------


  *  Rounded to the nearest one-hundredth percent.
 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

                              No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

                              A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

                                  - Purchases under a RIGHT OF ACCUMULATION
                                    or LETTER OF INTENT.
                                  - Merrill Lynch Blueprint-SM- Program
                                    participants.
                                  - TMA-SM- Managed Trusts.
                                  - Certain Merrill Lynch investment or
                                    central asset accounts.
                                  - Certain employer-sponsored retirement
                                    or savings plans.
                                  - Purchases using proceeds from the sale
                                    of certain Merrill Lynch closed-end
                                    funds under certain circumstances.

                                  - Certain investors, including directors
                                    or trustees of Merrill Lynch mutual
                                    funds and Merrill Lynch employees.

                                  - Certain Merrill Lynch fee-based
                                    programs.

                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        19

[ICON] YOUR ACCOUNT

                              Only certain investors are eligible to buy Class A shares. Your Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

                              If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

                              If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS


                              If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
20

CLASS B SHARES

                              If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

YEARS SINCE PURCHASE                                SALES CHARGE*
-----------------------------------------------------------------
 0 - 1                                              4.00%
-----------------------------------------------------------------
 1 - 2                                              3.00%
-----------------------------------------------------------------
 2 - 3                                              2.00%
-----------------------------------------------------------------
 3 - 4                                              1.00%
-----------------------------------------------------------------
 4 and thereafter                                   0.00%
-----------------------------------------------------------------


                             * The percentage charge will apply to the lesser of
                               the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


                              The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

                                  - Certain post-retirement withdrawals
                                    from an IRA or other retirement plan if
                                    you are over 59 1/2 years old.

                                  - Redemption by certain eligible 401(a)
                                    and 401(k) plans, certain related
                                    accounts, group plans participating in
                                    the Merrill Lynch Blueprint-SM- Program
                                    and certain retirement plan rollovers.

                                  - Redemption in connection with
                                    participation in certain Merrill Lynch
                                    fee-based programs.

                                  - Withdrawals resulting from shareholder
                                    death or disability as long as the
                                    waiver request is made within one year
                                    of death or disability or, if later,
                                    reasonably promptly following
                                    completion of probate, or in connection
                                    with involuntary termination of an
                                    account in which Fund shares are held.

                                  - Withdrawal through the Merrill Lynch
                                    Systematic Withdrawal Plan of up to 10%
                                    per year of your Class B account value
                                    at the time the plan is established.

                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        21

[ICON] YOUR ACCOUNT


                              Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.



                              Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a shorter conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


CLASS C SHARES

                              If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.


                              Class C shares do not offer a conversion privilege.

                              HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
                              --------------------------------------------------

                              The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
22

IF YOU WANT TO              YOUR CHOICES         INFORMATION IMPORTANT FOR YOU TO KNOW
----------------------------------------------------------------------------------------

Buy Shares               First, select the       Refer to the Merrill Lynch Select
                         share class             Pricing table on page 18. Be sure to
                         appropriate for you     read this prospectus carefully.
                        ----------------------------------------------------------------

                         Next, determine the     The minimum initial investment for the
                         amount of your          Fund is $1,000 for all accounts except:
                         investment                  - $250 for certain Merrill Lynch
                                                 fee-based programs
                                                     - $100 for retirement plans
                                                 (The minimums for initial investments
                                                 may be waived under certain
                                                 circumstances.)
                        ----------------------------------------------------------------

                         Have your Merrill       The price of your shares is based on
                         Lynch Financial         the next calculation of net asset value
                         Consultant or           after your order is placed. Any
                         securities dealer       purchase orders placed within fifteen
                         submit your             minutes after the close of business on
                         purchase order          the New York Stock Exchange will be
                                                 priced at the net asset value
                                                 determined that day.
                                                 Purchase orders placed after that time
                                                 will be priced at the net asset value
                                                 determined on the next business day.
                                                 The Fund may reject any order to buy
                                                 shares and may suspend the sale of
                                                 shares at any time. Merrill Lynch may
                                                 charge a processing fee to confirm a
                                                 purchase. This fee is currently $5.35.
                        ----------------------------------------------------------------

                         Or contact the          To purchase shares directly, call the
                         Transfer Agent          Transfer Agent at 1-800-MER-FUND and
                                                 request a purchase application. Mail
                                                 the completed purchase application to
                                                 the Transfer Agent at the address on
                                                 the inside back cover of this
                                                 Prospectus.
----------------------------------------------------------------------------------------

Add to Your              Purchase additional     The minimum investment for additional
Investment               shares                  purchases is $50 for all accounts
                                                 except $1 for retirement plans.
                                                 (The minimums for additional purchases
                                                 may be waived under certain
                                                 circumstances.)
                        ----------------------------------------------------------------

                         Acquire additional      All dividends are automatically
                         shares through the      reinvested without a sales charge.
                         automatic dividend
                         reinvestment plan
                        ----------------------------------------------------------------

                         Participate in the      You may invest a specific amount on a
                         automatic               periodic basis through certain Merrill
                         investment plan         Lynch investment or central asset
                                                 accounts.
----------------------------------------------------------------------------------------

Transfer Shares to       Transfer to a           You may transfer your Fund shares only
Another Securities       participating           to another securities dealer that has
Dealer                   securities dealer       entered into an agreement with Merrill
                                                 Lynch. All shareholder services will be
                                                 available for the transferred shares.
                                                 You may only purchase additional shares
                                                 of funds previously owned before the
                                                 transfer. All future trading of these
                                                 assets must be coordinated by the
                                                 receiving firm.
----------------------------------------------------------------------------------------


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        23

[ICON] YOUR ACCOUNT


IF YOU WANT TO          YOUR CHOICES     INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------

Transfer Shares to   Transfer to a       You must either:
Another Securities   non-participating       - Transfer your shares to an
Dealer               securities dealer   account with the Transfer
                                               Agent;
                                         or
                                             - Sell your shares.
--------------------------------------------------------------------------------

Sell Your Shares     Have your Merrill   The price of your shares is based on
                     Lynch Financial     the next calculation of net asset value
                     Consultant or       after your order is placed. For your
                     securities dealer   redemption request to be priced at the
                     submit your sales   net asset value on the day of your
                     order               request, you must submit your request
                                         to your dealer within fifteen minutes
                                         after that day's close of business on
                                         the New York Stock Exchange (generally
                                         4:00 p.m. Eastern time). Any redemption
                                         request placed after that time will be
                                         priced at the net asset value at the
                                         close of business on the next business
                                         day. Dealers must submit redemption
                                         requests to the Fund not more than
                                         thirty minutes after the close of
                                         business on the New York Stock Exchange
                                         on the day the request was received.
                                         Securities dealers, including Merrill
                                         Lynch, may charge a fee to process a
                                         redemption of shares. Merrill Lynch
                                         currently charges a fee of $5.35. No
                                         processing fee is charged if you redeem
                                         shares directly through the Transfer
                                         Agent.
                                         The Fund may reject an order to sell
                                         shares under certain circumstances.
                    ------------------------------------------------------------

                     Sell through the    You may sell shares held at the
                     Transfer Agent      Transfer Agent by writing to the
                                         Transfer Agent at the address on the
                                         inside back cover of this prospectus.
                                         All shareholders on the account must
                                         sign the letter and signatures must be
                                         guaranteed. If you hold stock
                                         certificates, return the certificates
                                         with the letter. The Transfer Agent
                                         will normally mail redemption proceeds
                                         within seven days following receipt of
                                         a properly completed request. If you
                                         make a redemption request before the
                                         Fund has collected payment for the
                                         purchase of shares, the Fund or the
                                         Transfer Agent may delay mailing your
                                         proceeds. This delay will usually not
                                         exceed ten days.
                                         If you hold share certificates, they
                                         must be delivered to the Transfer Agent
                                         before they can be converted. Check
                                         with the Transfer Agent or your Merrill
                                         Lynch Financial Consultant for details.
--------------------------------------------------------------------------------


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
24

IF YOU WANT TO          YOUR CHOICES     INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------

Sell Shares          Participate in the  You can choose to receive systematic
Systematically       Fund's Systematic   payments from your Fund account either
                     Withdrawal Plan     by check or through direct deposit to
                                         your bank account on a monthly or
                                         quarterly basis. If you have a Merrill
                                         Lynch CMA-Registered Trademark-,
                                         CBA-Registered Trademark- or Retirement
                                         Account you can arrange for systematic
                                         redemptions of a fixed dollar amount on
                                         a monthly, bi-monthly, quarterly,
                                         semi-annual or annual basis, subject to
                                         certain conditions. Under either method
                                         you must have dividends and other
                                         distributions automatically reinvested.
                                         For Class B and C shares your total
                                         annual withdrawals cannot be more than
                                         10% per year of the value of your
                                         shares at the time your plan is
                                         established. The deferred sales charge
                                         is waived for systematic redemptions.
                                         Ask your Merrill Lynch Financial
                                         Consultant for details.
--------------------------------------------------------------------------------

Exchange Your Shares  Select the fund    You can exchange your shares of the
                     into which you want  Fund for shares of many other Merrill
                     to exchange. Be     Lynch mutual funds. You must have held
                     sure to read that   the shares used in the exchange for at
                     fund's prospectus   least 15 calendar days before you can
                                         exchange to another fund.
                                         Each class of Fund shares is generally
                                         exchangeable for shares of the same
                                         class of another fund. If you own Class
                                         A shares and wish to exchange into a
                                         fund in which you have no Class A
                                         shares, you will exchange into Class D
                                         shares.
                                         Some of the Merrill Lynch mutual funds
                                         impose a different initial or deferred
                                         sales charge schedule. If you exchange
                                         Class A or D shares for shares of a
                                         fund with a higher initial sales charge
                                         than you originally paid, you will be
                                         charged the difference at the time of
                                         exchange. If you exchange Class B
                                         shares for shares of a fund with a
                                         different deferred sales charge
                                         schedule, the higher schedule will
                                         apply. The time you hold Class B or C
                                         shares in both funds will count when
                                         determining your holding period for
                                         calculating a deferred sales charge at
                                         redemption. If you exchange Class A or
                                         D shares for money market fund shares,
                                         you will receive Class A shares of
                                         Summit Cash Reserves Fund. Class B or C
                                         shares of the Fund will be exchanged
                                         for Class B shares of Summit.
                                         Although there is currently no limit on
                                         the number of exchanges that you can
                                         make, the exchange privilege may be
                                         modified or terminated at any time in
                                         the future.
--------------------------------------------------------------------------------

                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        25

[ICON] YOUR ACCOUNT

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

                              HOW SHARES ARE PRICED
                              --------------------------------------------------

                              When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.


                              Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.


                              PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
                              --------------------------------------------------

                              If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

                              You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

                              If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value.

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
26

DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.


However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.


                              DIVIDENDS AND TAXES

                              --------------------------------------------------


                              The Fund will distribute any net investment income monthly and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.



                              You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gain dividends are generally taxed at different rates than ordinary income dividends.


                              If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

                              Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.


                              By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number.



                              This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        27

[ICON]

MANAGEMENT OF THE FUND [ICON]

                              MERRILL LYNCH ASSET MANAGEMENT
                              --------------------------------------------------


                              Merrill Lynch Asset Management, the Fund's
                              Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate. The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund.



                              Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $515 billion in investment company and other portfolio assets under management as of March 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000

                              Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests. This negative impact may be greater for companies in foreign markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
28

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.



                                                      CLASS A                                        CLASS B
                                    -------------------------------------------  ------------------------------------------------
                                          FOR THE YEAR ENDED DECEMBER 31,                FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN              -------------------------------------------  ------------------------------------------------
NET ASSET VALUE:                     1998     1997     1996     1995     1994      1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year $  9.12  $  9.56  $  9.54  $  8.96  $ 10.03  $   9.12  $   9.56  $   9.54  $   8.96  $  10.03
---------------------------------------------------------------------------------------------------------------------------------
 Investment income -- net               .52      .54      .56      .59      .55       .45       .47       .49       .51       .47
---------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments and foreign
 currency transactions --  net          .54     (.44)     .02      .58    (1.07)      .54      (.44)      .02       .58     (1.07)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations      1.06      .10      .58     1.17     (.52)      .99       .03       .51      1.09      (.60)
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income -- net            (.52)    (.14)    (.56)    (.39)    (.24)     (.45)     (.13)     (.49)     (.34)     (.20)
   Return of capital -- net              --     (.40)      --     (.20)    (.28)       --      (.34)       --      (.17)     (.24)
   In excess of realized gain on
   investments --  net                   --       --       --       --     (.03)       --        --        --        --      (.03)
---------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions     (.52)    (.54)    (.56)    (.59)    (.55)     (.45)     (.47)     (.49)     (.51)     (.47)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year       $  9.66  $  9.12  $  9.56  $  9.54  $  8.96  $   9.66  $   9.12  $   9.56  $   9.54  $   8.96
---------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
---------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share   11.99%    1.19%    6.42%   13.39%   (5.29)%    11.13%      .41%     5.60%    12.52%    (6.01)%
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                               .92%     .96%     .87%     .86%     .84%     1.71%     1.73%     1.65%     1.64%     1.61%
---------------------------------------------------------------------------------------------------------------------------------
 Investment income -- net              5.57%    5.83%    6.02%    6.31%    5.84%     4.80%     5.07%     5.25%     5.56%     5.06%
---------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in
 thousands)                         $26,289  $27,522  $72,876  $85,610  $90,823  $110,620  $160,571  $347,529  $540,887  $700,995
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                  129.20%  699.63% 1234.05%  512.75%  405.00%   129.20%   699.63%  1234.05%   512.75%   405.00%
---------------------------------------------------------------------------------------------------------------------------------



  *  Total investment returns exclude the effects of sales loads.

                               MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND
                            RETIREMENT                                        29

[ICON] MANAGEMENT OF THE FUND

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                                  CLASS C                                             CLASS D
                             --------------------------------------------------  --------------------------------------------------
                                                                    FOR THE                                             FOR THE
                                                                     PERIOD                                              PERIOD
                                                                  OCTOBER 21,                                         OCTOBER 21,
                              FOR THE YEAR ENDED DECEMBER 31,       1994+ TO      FOR THE YEAR ENDED DECEMBER 31,       1994+ TO
INCREASE (DECREASE) IN       ----------------------------------   DECEMBER 31,   ----------------------------------   DECEMBER 31,
NET ASSET VALUE:              1998     1997     1996     1995         1994        1998     1997     1996     1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
 of period                   $  9.12  $  9.56  $  9.54  $  8.96  $       9.21    $  9.11  $  9.55  $  9.54  $  8.96  $       9.21
-----------------------------------------------------------------------------------------------------------------------------------
 Investment income -- net        .45      .46      .48      .51           .09        .50      .51      .54      .56           .10
-----------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions -- net             .54     (.44)     .02      .58          (.25)       .55     (.44)     .01      .58          (.25)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                      .99      .02      .50     1.09          (.16)      1.05      .07      .55     1.14          (.15)
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
 Investment income -- net       (.45)    (.12)    (.48)    (.34)         (.03)      (.50)    (.13)    (.54)    (.37)         (.04)
 Return of capital -- net         --     (.34)      --     (.17)         (.05)        --     (.38)      --     (.19)         (.05)
 In excess of realized gain
 on investments -- net            --       --       --       --          (.01)        --       --       --       --          (.01)
-----------------------------------------------------------------------------------------------------------------------------------
 Total dividends and
 distributions                  (.45)    (.46)    (.48)    (.51)         (.09)      (.50)    (.51)    (.54)    (.56)         (.10)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                      $  9.66  $  9.12  $  9.56  $  9.54  $       8.96    $  9.66  $  9.11  $  9.55  $  9.54  $       8.96
-----------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value
 per share                     11.07%     .33%    5.51%   12.44%        (1.73)%#   11.84%     .94%    6.05%   13.11%        (1.62)%#
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets:
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                       1.75%    1.82%    1.73%    1.71%         1.69%*     1.17%    1.19%    1.08%    1.11%         1.12%*
-----------------------------------------------------------------------------------------------------------------------------------
 Investment income -- net       4.74%    4.94%    5.16%    5.44%         5.20%*     5.32%    5.66%    5.74%    6.07%         5.81%*
-----------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)              $ 1,848  $ 2,284  $ 9,351  $ 8,468  $      3,614    $48,724  $49,813  $45,685  $ 5,665  $      1,755
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover           129.20%  699.63% 1234.05%  512.75%       405.00%    129.20%  699.63% 1234.05%  512.75%       405.00%
-----------------------------------------------------------------------------------------------------------------------------------



  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of Operations.
  #  Aggregate total investment return.

                            MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                                                        POTENTIAL
                 -------------------------              INVESTORS                ----------------------------
                 |                                                                                          |
                 |                            OPEN AN ACCOUNT (TWO OPTIONS).                                |
                 |                                                                                          |

                -1-                                                                                       -2-

           MERRILL LYNCH                                                                             TRANSFER AGENT
        FINANCIAL CONSULTANT
        or SECURITIES DEALER                                                                  FINANCIAL DATA SERVICES, INC.
                                                                                                     P.O. Box 45289
 ADVISES SHAREHOLDERS ON THEIR FUND                                                         Jacksonville, Florida 32232-5289
            INVESTMENTS.
                                                                                                 PERFORMS RECORDKEEPING
                 |                                                                               AND REPORTING SERVICES.
                 |
                 |                                     DISTRIBUTOR                                          |
                 |                                                                                          |
                 |                          MERRILL LYNCH FUNDS DISTRIBUTOR,                                |
                 |                   A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.                        |
                 -----------------                    P.O. Box 9081                      --------------------
                                            Princeton, New Jersey 08543-9081

                                          ARRANGES FOR THE SALE OF FUND SHARES.

                                                           |
                                                           |
                                                           |
                                                           |

                                                        THE FUND
                 -----------------------                                             ------------------------
                 |                               THE BOARD OF TRUSTEES                                      |
                 |                                 OVERSEES THE FUND.                                       |
                 |                                                                                          |

              COUNSEL                              |                |                                   CUSTODIAN
                                                   |                |
          BROWN & WOOD LLP                         |                |                     STATE STREET BANK AND TRUST COMPANY
       One World Trade Center                      |                |                                  P.O. Box 351
   New York, New York 10048-0557                   |                |                                225 Franklin Street
                                                   |                |                            Boston, Massachusetts 02101
                                                   |                |
 PROVIDES LEGAL ADVICE TO THE FUND.                |                |                   HOLDS THE FUND'S ASSETS FOR SAFEKEEPING.
                                                   |                |
                                                   |                |
                                                   |                |
                                                   |                |
                                                   |                |
        INDEPENDENT AUDITORS      ------------------                -----------------           INVESTMENT ADVISER

       DELOITTE & TOUCHE LLP                                                              MERRILL LYNCH ASSET MANAGEMENT, L.P.
          117 Campus Drive
  Princeton, New Jersey 08540-6400                                                               ADMINISTRATIVE OFFICES
                                                                                                 800 Scudders Mill Road
        AUDITS THE FINANCIAL                                                                  Plainsboro, New Jersey 08536
STATEMENTS OF THE FUND ON BEHALF OF
         THE SHAREHOLDERS.                                                                           MAILING ADDRESS
                                                                                                      P.O. Box 9011
                                                                                            Princeton, New Jersey 08543-9011

                                                                                                    TELEPHONE NUMBER
                                                                                                     1-800-MER-FUND

                                                                                        MANAGES THE FUND'S DAY-TO-DAY ACTIVITIES.



           MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

FOR MORE INFORMATION [ICON]

SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION
The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.


Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above if you have any questions.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800 SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.


Investment Company Act file #811-4684
Code #10417-04-99
-C-Merrill Lynch Asset Management, L.P.


PROSPECTUS


                                                                       [LOGO]
Merrill Lynch
Global Bond Fund
for Investment
and Retirement


                                                                  April 27, 1999

                      STATEMENT OF ADDITIONAL INFORMATION
                         MERRILL LYNCH GLOBAL BOND FUND
                         FOR INVESTMENT AND RETIREMENT



   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800


                              -------------------


    Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is a non-diversified, open-end investment company that seeks to provide shareholders with a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Total investment return is the aggregate of capital value changes and income. The Fund presently contemplates that it will invest primarily in obligations denominated in the currencies of the United States, Japan, Canada, Western European nations (including the euro), New Zealand and Australia. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."


    Pursuant to the Merrill Lynch Select Pricing-SM- System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing-SM- System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                              -------------------


    This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 27, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling
(800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                              -------------------


              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER


                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                                 --------------


    The date of this Statement of Additional Information is April 27, 1999.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                            ---------
Investment Objective and Policies.........................................................................          2
  Other Investment Policies, Practices and Risk Factors...................................................          4
  Derivatives.............................................................................................          6
  Investment Restrictions.................................................................................         11
  Portfolio Turnover......................................................................................         13
Management of the Fund....................................................................................         13
  Trustees and Officers...................................................................................         13
  Compensation of Trustees................................................................................         15
  Management and Advisory Arrangements....................................................................         16
  Code of Ethics..........................................................................................         17
Purchase of Shares........................................................................................         17
  Initial Sales Charge Alternatives -- Class A and Class D Shares.........................................         18
  Deferred Sales Charge Alternatives -- Class B and Class C Shares........................................         23
  Distribution Plans......................................................................................         27
  Limitations on the Payment of Deferred Sales Charges....................................................         28
Redemption of Shares......................................................................................         29
  Redemption..............................................................................................         30
  Repurchase..............................................................................................         30
  Reinstatement Privilege -- Class A and Class D Shares...................................................         31
Pricing of Shares.........................................................................................         31
  Determination of Net Asset Value........................................................................         31
  Computation of Offering Price Per Share.................................................................         32
Portfolio Transactions and Brokerage......................................................................         32
Shareholder Services......................................................................................         34
  Investment Account......................................................................................         34
  Exchange Privilege......................................................................................         35
  Fee-Based Programs......................................................................................         37
  Retirement Plans........................................................................................         37
  Automatic Investment Plans..............................................................................         37
  Automatic Dividend Reinvestment Plan....................................................................         38
  Systematic Withdrawal Plan..............................................................................         38
Dividends and Taxes.......................................................................................         39
  Dividends...............................................................................................         39
  Taxes...................................................................................................         39
  Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions.............................         41
  Special Rules for Certain Foreign Currency Transactions.................................................         42
Performance Data..........................................................................................         43
General Information.......................................................................................         46
  Description of Shares...................................................................................         46
  Independent Auditors....................................................................................         47
  Custodian...............................................................................................         47
  Transfer Agent..........................................................................................         47
  Legal Counsel...........................................................................................         47
  Reports to Shareholders.................................................................................         47
  Shareholder Inquiries...................................................................................         47
  Additional Information..................................................................................         47
Financial Statements......................................................................................         48

                       INVESTMENT OBJECTIVE AND POLICIES


    The Fund's objective is to seek a high total investment return by investing in a global portfolio of debt instruments denominated in various currencies and multinational currency units. Total investment return is the aggregate of capital value changes and income. This investment objective is a fundamental policy of the Fund which may not be changed without a vote of a majority of its outstanding shares as defined below. There can be no assurance that this investment objective will be realized. The Fund will seek to achieve its objective through a fully managed investment approach described below. The Fund is a non-diversified open-end management investment company. The Fund may seek to hedge against interest rate and currency risks through the use of options, futures and foreign currency transactions.



    As an investment company making investments in debt instruments on a global basis, the Fund may purchase debt obligations issued or guaranteed by U.S. or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community, or issued by either U.S. or foreign corporations or financial institutions.



    With respect to the creditworthiness of the Fund's portfolio securities, under normal conditions all of the securities owned by the Fund will be (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) obligations which have a credit rating of A or better by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or obligations that Merrill Lynch Asset Management, L.P., the Fund's investment adviser ("MLAM' or the "Investment Adviser"), has determined to be of similar creditworthiness. The Fund's Investment Adviser may determine that a non-dollar denominated obligation of a foreign government is of similar creditworthiness notwithstanding S&P's or Moody's less favorable rating of a dollar denominated obligation of the same issuer, provided that the Investment Adviser believes that such dollar denominated obligation is assigned a lower rating because it is denominated in a currency other than the foreign government's own currency.



    In evaluating obligations, the Investment Adviser will utilize its internal credit analysis resources as well as financial and economic information obtained from other sources. With respect to foreign corporate issuers, the Investment Adviser will consider the financial condition of the issuer and market and economic conditions relevant to its operations. In terms of foreign governmental obligations, the Investment Adviser will review the financial position of the issuer and political and economic conditions in the country. Investment in securities of supranational entities is subject to the additional risk to be considered by the Investment Adviser that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.



    The Fund's fully managed approach enables it to seek high total investment return by investing in debt instruments denominated in various currencies and currency units on the basis of the potential capital appreciation of such instruments in U.S. dollars and the rates of income paid on such instruments. As a general matter, in evaluating investments, the Fund will consider, among other factors, the relative levels of interest rates prevailing in various countries, the potential appreciation of such investments in their denominated currencies and, for debt instruments not denominated in U.S. dollars, the potential movement in the value of such currencies compared to the U.S. dollar. In seeking capital appreciation, the Fund may invest in relatively low-yielding instruments in expectation of favorable currency fluctuations or interest rate movements, thereby potentially reducing the Fund's current yield. In seeking income, the Fund may invest in short-term instruments with relatively high yields (as compared to other debt securities) meeting the Fund's investment criteria, notwithstanding that the Fund may not anticipate that such instruments will experience substantial capital appreciation.



    The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As with all debt securities, changes in market yields will affect the Fund's asset value as the prices of portfolio securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. The Fund does not expect the average maturity of its portfolio to exceed ten years.



    The Fund may invest in debt instruments denominated in any currency. The Fund may invest in debt instruments denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a Japanese yen-denominated obligation issued by a U.S. corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. It is anticipated that the Fund will invest primarily in marketable instruments denominated in the currencies of the United States, Japan, Canada, Western European nations (including the euro), New Zealand and Australia. Further, it is anticipated that such instruments will be issued primarily by entities located in such countries and by supranational entities. Under certain adverse conditions, the Fund may restrict the financial markets or currencies in which its assets will be invested and may invest its assets solely in the U.S. financial markets or U.S. dollar-denominated obligations.



    The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment polices to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.



    The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars. The Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.



    EUROPEAN ECONOMIC AND MONETARY UNION ("EMU"). For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded, and make dividend and other payments only in euros.



    No assurance can be given that EMU will be fully implemented, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will be implemented but not completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities denominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws. In addition, computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. If not properly addressed, this may negatively affect the operations of the companies in which the Fund invests.



OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS



    SECURITIES LENDING. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets (subject to investment restriction (4) below). In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the United States Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.



    ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.



    The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.


    144A SECURITIES. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.



    REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Investment Adviser, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third party guaranty or other credit enhancement. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses resulting from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.



    WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.



    There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.


DERIVATIVES


    The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.



    HEDGING. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.



    The Fund may use the following types of Derivative instruments and trading strategies:



INDEXED SECURITIES



    The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.


OPTIONS ON SECURITIES AND SECURITIES INDICES


    PURCHASING PUT OPTIONS. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

    PURCHASING CALL OPTIONS. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.



    The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold. However, the Fund will not purchase options on securities if, as result of such purchase, the aggregate cost (option premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



    WRITING CALL OPTIONS. The Fund may write (I.E., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.



    WRITING PUT OPTIONS. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risks.

    The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.


    Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.



    The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its assets.



    TYPES OF OPTIONS. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.


FUTURES

    The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

    The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

    The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

    The Fund will limit transactions in futures and options on futures to financial futures contracts (I.E., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS


    The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.



    FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.



    CURRENCY FUTURES. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.



    CURRENCY OPTIONS. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.



    LIMITATIONS ON CURRENCY HEDGING. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.


    RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.


    It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.


RISK FACTORS IN DERIVATIVES


    Derivatives are volatile and involve significant risks, including:



    Credit risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.



    Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.



    Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



    Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


    Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.


    The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.


    Certain transactions in Derivatives (such as futures transactions or sales of put options) involve a substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.


ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC
  DERIVATIVES


    Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.



    Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.



    SUITABILITY. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on foreign securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.



INVESTMENT RESTRICTIONS


    The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:


        (1) Invest more than 25% of its assets, taken at market value, in the securities of corporate issuers in any particular industry.



        (2) Make investments for the purpose of exercising control or management.



        (3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.



        (4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.



        (5) Issue senior securities to the extent such issuance would violate applicable law.



        (6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

        (7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.



        (8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


    In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Trustees without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

        (a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

        (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

        (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.


        (d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.



    The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (I.E., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

    Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.



NON-DIVERSIFIED STATUS



    The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends and Taxes--Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.



PORTFOLIO TURNOVER



    The Investment Adviser will effect portfolio transactions without regard to the time the securities have been held, if, in its judgement, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


    The Board of Trustees of the Fund consists of eight individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.


    Information about the Trustees, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.


    TERRY K. GLENN (58) -- PRESIDENT AND TRUSTEE(1)(2) -- Executive Vice President of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



    DONALD CECIL (72) -- TRUSTEE(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



    ROLAND M. MACHOLD (62) -- TRUSTEE(2)(3) -- 1091 Princeton-Kingston Road, Princeton, New Jersey 08540. Director of the State of New Jersey Division of Investment from 1977 to 1998; Trustee of Bryn Mawr College since 1990 and of Teacher's College, Columbia University since 1985; Co-Chair Emeritus and Founding Director of the Council of Institutional Investors; Member of the Capital Formation and Regulatory Processes Advisory Committee of the Securities and Exchange Commission from 1995 to 1996; Member of the Institutional Investor Advisory Committee of the New York Stock Exchange from 1992 to 1995.



    EDWARD H. MEYER (72) -- TRUSTEE(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



    CHARLES C. REILLY (67) -- TRUSTEE(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.



    RICHARD R. WEST (61) -- TRUSTEE(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).



    ARTHUR ZEIKEL (66) -- TRUSTEE(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Investment Adviser and FAM from 1997 to 1999; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co") from 1990 to 1999.



    EDWARD D. ZINBARG (64) -- TRUSTEE(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.



    JOSEPH T. MONAGLE, JR. (49) -- SENIOR VICE PRESIDENT(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1990; Vice President of the Investment Adviser from 1978 to 1990; Senior Vice President of Princeton Services since 1993.



    HARRY J. ESCOBAR (53) -- SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Director (Global Fixed Income) of MLAM since August 1998; Senior Vice President in the Fixed Income Group at Lehman Brothers, Inc. from 1991 to 1998.

    DONALD C. BURKE (38) -- VICE PRESIDENT AND TREASURER(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990; Vice President of PFD since 1999.



    ROBERT HARRIS (47) -- SECRETARY(1)(2) -- First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1984 to 1997 and attorney associated with the Investment Adviser since 1980; Secretary of the PFD since 1982.


------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.


(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Investment Adviser or FAM acts as the investment adviser.



(3) Member of the Fund's Audit and Nominating Committee which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.



    As of April 1, 1999, the Trustees and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee of the Fund, Mr. Glenn, a Trustee and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


    The Fund pays each non-interested Trustee a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $500 per meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per meeting attended. The Fund reimburses each non-interested Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings.



    The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended December 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.



                                                                  PENSION OR                         AGGREGATE
                                                                  RETIREMENT        ESTIMATED    COMPENSATION FROM
                                                               BENEFITS ACCRUED      ANNUAL        FUND AND OTHER
                                 POSITION     COMPENSATION     AS PART OF FUND    BENEFITS UPON      MLAM/FAM-
NAME                            WITH FUND       FROM FUND          EXPENSE         RETIREMENT     ADVISED FUNDS(1)
-----------------------------  ------------  ---------------  ------------------  -------------  ------------------
Donald Cecil.................    Trustee        $   8,500            None             None           $  277,808
Roland M. Machold............    Trustee        $   1,083            None             None           $   39,208(2)
Edward H. Meyer..............    Trustee        $   5,500            None             None           $  214,558
Charles C. Reilly............    Trustee        $   7,500            None             None           $  362,858
Richard R. West..............    Trustee        $   7,500            None             None           $  346,125
Edward D. Zinbarg............    Trustee        $   7,500            None             None           $  133,959


-------------


(1) The Trustees serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (57 registered investment companies consisting of 70 portfolios); Mr. West (58 registered investment companies consisting of 79 portfolios); and Mr. Zinbarg (19 registered investment companies consisting of 19 portfolios).



(2) Mr. Machold was elected a Trustee of the Fund and a director or trustee of certain other MLAM/FAM-advised funds on October 20, 1998.

    Trustees of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."


MANAGEMENT AND ADVISORY ARRANGEMENTS


    INVESTMENT ADVISORY SERVICES. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.



    INVESTMENT ADVISORY FEE. The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. The table below sets forth information about the total investment advisory fees paid by the Fund to the Investment Adviser for the periods indicated.



                                                        INVESTMENT ADVISORY
FISCAL YEAR ENDED DECEMBER 31,                          FEE
------------------------------------------------------  ----------------------
1998..................................................        $1,238,792
1997..................................................        $1,974,565
1996..................................................        $3,323,159



    The Investment Adviser has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. The Investment Adviser paid no fees to MLAM U.K. for the fiscal years ended December 31, 1997 and 1998.



    PAYMENT OF FUND EXPENSES. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. See "Purchase of Shares -- Distribution Plans."



    ORGANIZATION OF THE INVESTMENT ADVISER. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


    The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

    DURATION AND TERMINATION. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.



    TRANSFER AGENCY SERVICES. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or
Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.



    DISTRIBUTION EXPENSES. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


CODE OF ETHICS


    The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



    The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

    The Fund offers four classes of shares under the Merrill Lynch Select Pricing-SM- System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

    Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

    The Merrill Lynch Select Pricing-SM- System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing-SM- System are referred to herein as "Select Pricing Funds."

    The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

    Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause

Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

    The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ELIGIBLE CLASS A INVESTORS

    Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in the Merrill Lynch Blueprint-SM- Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA-SM- Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

CLASS A AND CLASS D SALES CHARGE INFORMATION


                                             CLASS A SHARES
---------------------------------------------------------------------------------------------------------
 For the Fiscal Year                         Sales Charges       Sales Charges       CDSCs Received on
        Ended             Gross Sales         Retained by           Paid to            Redemption of
    December 31,       Charges Collected      Distributor        Merrill Lynch      Load-Waived Shares
---------------------  -----------------  -------------------  -----------------  -----------------------
        1998               $      87           $       8           $      79                     0
        1997               $   1,808           $     158           $   1,650                     0
        1996               $   6,333           $     656           $   5,677                     0

                                            CLASS D SHARES
-------------------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales      Sales Charges      Sales Charges        CDSCs Received on
        Ended              Charges         Retained by          Paid to             Redemption of
    December 31,          Collected        Distributor       Merrill Lynch       Load-Waived Shares
---------------------  ---------------  -----------------  -----------------  -------------------------
        1998              $   3,726         $     304          $   3,422                      0
        1997              $  10,085         $     843          $   9,242                      0
        1996              $  33,228         $   2,761          $  30,467              $     786


    The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES


    REINVESTED DIVIDENDS. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.


    RIGHT OF ACCUMULATION. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

    LETTER OF INTENT. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

    The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.


    MERRILL LYNCH BLUEPRINT-SM- PROGRAM. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint-SM- Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (I.E., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.


    Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

    Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint-SM- Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


    TMA-SM- MANAGED TRUSTS. Class A shares are offered at net asset value to TMA-SM- Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.


    EMPLOYEE ACCESS-SM- ACCOUNTS. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access-SM- Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

    EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

    PURCHASE PRIVILEGE OF CERTAIN PERSONS. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.


    Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

    Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

    Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

    CLOSED-END FUND INVESTMENT OPTION. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing-SM- System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

    Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

    ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

    Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

    Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

    The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

    Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.


CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES


    Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


    The following table sets forth the Class B CDSC:

                                                                          CDSC AS A PERCENTAGE
                                                                            OF DOLLAR AMOUNT
YEAR SINCE PURCHASE PAYMENT MADE                                            SUBJECT TO CHARGE
------------------------------------------------------------------------  ---------------------
0-1.....................................................................             4.0%
1-2.....................................................................             3.0%
2-3.....................................................................             2.0%
3-4.....................................................................             1.0%
4 and thereafter........................................................             None

    To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


    The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or, if later, reasonably promptly following completion of probate. The Class B CDSC may also be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access-SM- Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

    EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

    MERRILL LYNCH BLUEPRINT-SM- PROGRAM. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint-SM- Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


    CONVERSION OF CLASS B SHARES TO CLASS D SHARES. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of shares for Federal income tax purposes.


    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.


    In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


    Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

    Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

CONTINGENT DEFERRED SALES CHARGES -- CLASS C SHARES


    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


CLASS B AND CLASS C SALES CHARGE INFORMATION


                              CLASS B SHARES*
----------------------------------------------------------------------------
  For the Fiscal Year
         Ended                 CDSCs Received            CDSCs Paid to
      December 31,             by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                   $   89,610                $   89,610
          1997                   $  387,151                $  387,151
          1996                   $  814,136                $  814,136



            * Additional Class B CDSCs payable to the Distributor
              with respect to the fiscal years ended December 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.



                                CLASS C SHARES
------------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received              CDSCs Paid to
   Ended December 31,          by Distributor              Merrill Lynch
------------------------  -------------------------  -------------------------
          1998                    $     283                  $     283
          1997                    $   1,854                  $   1,854
          1996                    $   5,199                  $   5,199


    Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

    Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


    The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).



    The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50%, with respect to Class B shares, and 0.55%, with respect to Class C shares of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.


    The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.


    Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.



    As of December 31, 1998, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $392,000 (.35% of Class B net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $31,160,822 (28.17% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $110,000 (5.95% of Class C net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $116,632 (6.31% of Class C net assets at that date).



    For the fiscal year ended December 31, 1998, the Fund paid the Distributor $969,992 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $128.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $14,908 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $1.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $123,555 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $49.2 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

    The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


    The following table sets forth comparative information as of December 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.


                                                        DATA CALCULATED AS OF DECEMBER 31, 1998
                                    --------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
                                                                 ALLOWABLE                   AMOUNTS
                                    ELIGIBLE      ALLOWABLE     INTEREST ON    MAXIMUM     PREVIOUSLY     AGGREGATE
                                      GROSS    AGGREGATE SALES    UNPAID       AMOUNT        PAID TO       UNPAID
                                    SALES(1)      CHARGE(2)     BALANCE(3)     PAYABLE    DISTRIBUTOR(4)   BALANCE
                                    ---------  ---------------  -----------  -----------  -------------  -----------
CLASS B SHARES FOR THE PERIOD
  AUGUST 29, 1986 (COMMENCEMENT OF
  OPERATIONS) TO DECEMBER 31, 1998
Under NASD Rule as Adopted........  $1,320,045    $  82,342      $  61,696    $ 144,038     $  41,221     $ 102,817
Under Distributor's Voluntary
  Waiver..........................  $1,320,045    $  82,342      $   6,761    $  89,103     $  41,221     $  47,882

CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO DECEMBER 31,
  1998
Under NASD Rule as Adopted........  $  17,498     $   1,094      $     370    $   1,464     $     150     $   1,314


                                        ANNUAL
                                     DISTRIBUTION
                                    FEE AT CURRENT
                                       NET ASSET
                                       LEVEL(5)
                                    ---------------
CLASS B SHARES FOR THE PERIOD
  AUGUST 29, 1986 (COMMENCEMENT OF
  OPERATIONS) TO DECEMBER 31, 1998
Under NASD Rule as Adopted........     $     553
Under Distributor's Voluntary
  Waiver..........................     $     553
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO DECEMBER 31,
  1998
Under NASD Rule as Adopted........     $      10


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.



(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.



(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993 under the distribution plan in effect at that time, at a 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.



(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).


                              REDEMPTION OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

    The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

    The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

    The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

    A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

    At various times the Fund may be requested to redeem shares for which it has not yet received good payment (E.G., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (E.G., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

    The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

    The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

    Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

    Reference is made to "How Shares are Priced" in the Prospectus.

    The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.


    The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


    Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Trustees.


    Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.


COMPUTATION OF OFFERING PRICE PER SHARE


    An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on December 31, 1998 is set forth below.



                                              CLASS A      CLASS B     CLASS C     CLASS D
                                             ----------  -----------  ----------  ----------
Net Assets.................................  $26,289,236 $110,619,890 $1,847,634  $48,724,124
                                             ----------  -----------  ----------  ----------
                                             ----------  -----------  ----------  ----------
Number of Shares Outstanding...............   2,721,680   11,448,978     191,303   5,045,061
                                             ----------  -----------  ----------  ----------
                                             ----------  -----------  ----------  ----------
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding).............................  $     9.66  $      9.66  $     9.66  $     9.66
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price; 4.17% of
  net asset value per share)*..............         .40           **          **         .40
                                             ----------  -----------  ----------  ----------
Offering Price.............................  $    10.06  $      9.66  $     9.66  $    10.06
                                             ----------  -----------  ----------  ----------
                                             ----------  -----------  ----------  ----------


------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares" herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE



    Subject to policies established by the Board of Trustees the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.


    Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and all such research might not be used by the Investment Adviser in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.



    The Fund paid no brokerage commissions for the fiscal years ended December 31, 1996, 1997 and 1998.



    Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.


    Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

    Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or FAM.



    Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                              SHAREHOLDER SERVICES


    The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT


    Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.


    Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


    Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. All shareholder services will be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

    Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


EXCHANGE PRIVILEGE

    U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

    EXCHANGES OF CLASS A AND CLASS D SHARES. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

    Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.


    EXCHANGES OF CLASS B AND CLASS C SHARES. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

    EXCHANGES FOR SHARES OF A MONEY MARKET FUND. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

    Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.


    EXCHANGES BY PARTICIPANTS IN THE MFA PROGRAM. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, I.E., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.


    EXERCISE OF THE EXCHANGE PRIVILEGE. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

    Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (1-800-MER-FUND) or 1-(800)-637-3863.

RETIREMENT PLANS

    Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

AUTOMATIC INVESTMENT PLANS

    A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through

Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA-Registered Trademark- or CBA-Registered Trademark- account may arrange to have periodic investments made in the Fund of amounts of $100 or more ($1 or more for retirement accounts) or more through the CMA-Registered Trademark- or CBA-Registered Trademark-Automated Investment Program.


AUTOMATIC DIVIDEND REINVESTMENT PLAN



    Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.



    Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.



SYSTEMATIC WITHDRAWAL PLAN


    A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

    At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the first, second, third, or fourth Monday of each month or the first, second, third, or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

    With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of

Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

    Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


    Alternatively, a shareholder whose shares are held within a CMA-Registered Trademark-, CBA-Registered Trademark- Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA-Registered Trademark- or CBA-Registered Trademark-Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA-Registered Trademark- or CBA-Registered Trademark- Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA-Registered Trademark- or CBA-Registered Trademark- Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.



                              DIVIDENDS AND TAXES



DIVIDENDS



    It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid monthly. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."


TAXES


    The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

    The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


    Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above.



    Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


    No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

    If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

    A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.


    Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend paid by the Fund only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares computing in their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding taxes on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe.



    Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

    The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, I.E., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

    A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

    In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.


    Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.


    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

    Ordinary income and capital gain dividends may also be subject to state and local taxes.

    Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.


    Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                                PERFORMANCE DATA


    From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.


    Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

    The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


    Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by (c) the maximum offering price per share on the last day of the period. The yields for the 30-day period ended December 31, 1998, were as follows: Class A shares, 4.09%; Class B shares, 3.48%; Class C shares, 3.43%; and Class D shares, 3.85%.



    Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

    Set forth in the tables below is total return and yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.



                                                     CLASS A SHARES                          CLASS B SHARES
                                          -------------------------------------   -------------------------------------
                                                               REDEEMABLE VALUE                        REDEEMABLE VALUE
                                                                     OF A                                    OF A
                                            EXPRESSED AS         HYPOTHETICAL       EXPRESSED AS         HYPOTHETICAL
                                            A PERCENTAGE            $1,000          A PERCENTAGE            $1,000
                                             BASED ON A           INVESTMENT         BASED ON A           INVESTMENT
                                            HYPOTHETICAL          AT THE END        HYPOTHETICAL          AT THE END
PERIOD                                    $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
----------------------------------------  -----------------    ----------------   -----------------    ----------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                          (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1998........          7.51%           $1,075.10               7.13%           $1,071.30
Five Years Ended December 31, 1998......          4.45%           $1,243.40               4.50%           $1,246.10
Ten Years Ended December 31, 1998.......          8.13%           $2,184.20               7.74%           $2,107.10

                                                                       ANNUAL TOTAL RETURN
                                                          (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31,
1998....................................         11.99%           $1,119.90              11.13%           $1,111.30
1997....................................          1.19%           $1,011.90               0.41%           $1,004.10
1996....................................          6.42%           $1,064.20               5.60%           $1,056.00
1995....................................         13.39%           $1,133.90              12.52%           $1,125.20
1994....................................         (5.29)%          $  947.10              (6.01)%          $  939.90
1993....................................         13.21%           $1,132.10              12.36%           $1,123.60
1992....................................          7.83%           $1,078.30               6.91%           $1,069.10
1991....................................         16.00%           $1,160.00              15.23%           $1,152.30
1990....................................         15.64%           $1,156.40              14.76%           $1,147.60
1989....................................          7.27%           $1,072.70               6.45%           $1,064.50

                                                                     AGGREGATE TOTAL RETURN
                                                          (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 25, 1988) to December
  31, 1998..............................        124.22%           $2,242.20                 --                   --
Inception (August 29, 1986) to December
  31, 1998..............................            --                   --             179.28%           $2,792.80

                                                     CLASS C SHARES                          CLASS D SHARES
                                          -------------------------------------   -------------------------------------
                                                               REDEEMABLE VALUE                        REDEEMABLE VALUE
                                                                     OF A                                    OF A
                                            EXPRESSED AS         HYPOTHETICAL       EXPRESSED AS         HYPOTHETICAL
                                            A PERCENTAGE            $1,000          A PERCENTAGE            $1,000
                                             BASED ON A           INVESTMENT         BASED ON A           INVESTMENT
                                            HYPOTHETICAL          AT THE END        HYPOTHETICAL          AT THE END
PERIOD                                    $1,000 INVESTMENT     OF THE PERIOD     $1,000 INVESTMENT     OF THE PERIOD
----------------------------------------  -----------------    ----------------   -----------------    ----------------

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                          (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1998........         10.07%           $1,100.70               7.36%           $1,073.60
Inception (October 21, 1994) to December
  31, 1998..............................          6.44%           $1,299.10               6.04%           $1,278.70

                                                                       ANNUAL TOTAL RETURN
                                                          (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31,
1998....................................         11.07%           $1,110.70              11.84%           $1,118.40
1997....................................          0.33%           $1,003.30               0.94%           $1,009.40
1996....................................          5.51%           $1,055.10               6.05%           $1,060.50
1995....................................         12.44%           $1,124.40              13.11%           $1,131.10
Inception (October 21, 1994) to December
  31, 1994..............................         (1.73)%          $  982.70              (1.62)%          $  983.80

                                                                     AGGREGATE TOTAL RETURN
                                                          (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to December
  31, 1998..............................         29.91%           $1,299.10              27.87%           $1,278.70



    In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.



    On occasion, the Fund may compare its performance to the J.P. Morgan Global Government Bond Index or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, FORBES MAGAZINE, FORTUNE MAGAZINE or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.



    Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


    The Fund is a business trust organized on May 30, 1986 under the laws of Massachusetts under the name "Merrill Lynch Retirement Global Bond Fund." Following the commencement of operations, the Trustees of the Fund approved a change in the Fund's fiscal year end from July 31 to December 31. On April 25, 1991, the Fund changed its name to "Merrill Lynch Global Bond Fund for Investment and Retirement." The Trustees are authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Fund have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Purchase of Shares." The Trustees may classify and reclassify the shares of the Fund into additional or other classes at a future date.



    There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of the Fund.



    The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Shareholders are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Fund, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Fund, or of the affected class, as applicable.



    The Declaration of Trust establishing the Fund dated May 30, 1986, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Global Bond Fund for Investment and Retirement" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund, but the "Trust Property" only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

INDEPENDENT AUDITORS


    Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN


    State Street Bank and Trust Company, P.O. Box 351, 225 Franklin Street, Boston, Massachusetts 02101 (the "Custodian"), acts as custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.


TRANSFER AGENT

    Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL


    Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS


    The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


    Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

    To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of any class of the Fund's shares as of April 1, 1999:



                                                                    PERCENT OF
NAME                                          ADDRESS                  CLASS
---------------------------------  -----------------------------  ---------------

Merrill Lynch Trust Company        265 Davidson Ave. #4           5.6% Class A
  FBO Chrysler Salaried            Somerset, NJ 08873
  Employee Savings Plan

Merrill Lynch Trust Company        265 Davidson Ave. #4           5.0% Class A
  FBO Chrysler Hourly              Somerset, NJ 08873
  Employee Deferred Plan

Joan W. Cassidy and                195 Auburn St.                 7.7% Class C
  Francis P. Cassidy               Auburn, MA 01501

Merrill Lynch, Pierce,             1 Fifth Ave. #8D               7.1% Class C
  Fenner & Smith Inc.              New York, NY 10003
  FBO Robert Deutsch

Dr. F. Michael Wong                120 S. Doheny Dr.              7.0% Class C
                                   Beverly Hills, CA 90211

Merrill Lynch, Pierce,             35 Williamsburg Dr.            6.6% Class C
  Fenner & Smith Inc.              Orange, CT 06477
  FBO Teddy B. Hurwitz

Dr. Francis P. Cassidy and         195 Auburn St.                 5.5% Class C
  Mrs. Joan W. Cassidy             Auburn, MA 01501


                              FINANCIAL STATEMENTS

    The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

Code #10418-04-99

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.


EXHIBIT
NUMBER
------
  1(a) -- Declaration of Trust of the Registrant, dated May 28, 1986.(a)
   (b) -- Amendment to Declaration of Trust of the Registrant, dated July 7,
          1987.(a)
   (c) -- Amendment to Declaration of Trust of the Registrant, dated October 3,
          1988.(a)
   (d) -- Instrument establishing Class A shares and Class B shares of the
       Registrant, dated October 3, 1988.(a)
   (e) -- Amendment to Declaration of Trust of the Registrant, dated April 25,
          1991.(a)
   (f) -- Certification of Amendment to Declaration of Trust and Establishment
       and Designation of Classes, dated October 17, 1994.(a)
  2    -- By-Laws of the Registrant.(a)
  3    -- Portions of the Declaration of Trust and the By-Laws of the Registrant
       defining the rights of shareholders.(b)
  4(a) -- Investment Advisory Agreement between the Registrant and Merrill Lynch
       Asset Management, L.P.(a)
   (b) -- Supplement to Investment Advisory Agreement between the Registrant and
       Merrill Lynch Asset Management, L.P.(c)
   (c) -- Form of Sub-Advisory Agreement between Merrill Lynch Asset Management,
       L.P. and Merrill Lynch Asset Management U.K. Limited.(e)
  5(a) -- Class A Shares Distribution Agreement between the Registrant and
       Merrill Lynch Funds Distributor.(a)
   (b) -- Class B Shares Distribution Agreement between the Registrant and
       Merrill Lynch Funds Distributor.(a)
   (c) -- Class C Shares Distribution Agreement between the Registrant and
       Merrill Lynch Funds Distributor.(a)
   (d) -- Class D Shares Distribution Agreement between the Registrant and
       Merrill Lynch Funds Distributor.(a)
   (e) -- Letter Agreement between the Registrant and Merrill Lynch Funds
       Distributor, Inc. with respect to the Merrill Lynch Mutual Fund Advisor
          Program.(c)
  6    -- None.
  7    -- Custody Agreement between the Registrant and State Street Bank and
          Trust Company.(a)
  8    -- Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
       Agency Agreement between the Registrant and Financial Data Services,
          Inc.(a)
  9(a) -- Opinion of Brown & Wood LLP, counsel to the Registrant.(f)
   (b) -- Consent of Brown & Wood LLP, counsel to the Registrant.
 10    -- Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
 11    -- None.
 12    -- Certificate of Merrill Lynch Asset Management, Inc.(a)
 13(a) -- Amended and Restated Class B Distribution Plan and Class B Distribution
       Plan Sub-Agreement of the Registrant.(c)
   (b) -- Class C Distribution Plan and Class C Distribution Plan Sub-Agreement
          of the Registrant.(a)
   (c) -- Class D Distribution Plan and Class D Distribution Plan Sub-Agreement
          of the Registrant.(a)
 14(a) -- Financial Data Schedule for Class A shares.(g)
   (b) -- Financial Data Schedule for Class B shares.(g)
   (c) -- Financial Data Schedule for Class C shares.(g)
   (d) -- Financial Data Schedule for Class D shares.(g)

EXHIBIT
NUMBER
------
 15    -- Merrill Lynch Select Pricing-SM- System Plan pursuant to Rule 18f-3.(d)

------------------------

(a) Filed on April 28, 1995 as an Exhibit to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-6091) (the "Registration Statement").

(b) Reference is made to Article I (Sections 1 and 2), Article II (Sections 1, 3, 4 and 7), Article III (Sections 1, 4, 9 and 10), Article IV, Article V (Sections 1, 2, 3 and 5), Article VI (Sections 1, 2, 3, 4, 5, 7 and 8),
    Article VII, Article VIII, Article IX, Article X, Article XI (Sections 2, 3, 4 and 5) and Article XII (Sections 3 and 6) of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and Article I, Article V and Article VI of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.

(c) Filed on April 29, 1994, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

(d) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(e) Filed on April 28, 1997, as an Exhibit to Post-Effective Amendment No. 15 to the Registration Statement.


(f) Filed on July 18, 1986 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.



(g) Filed on February 26, 1999, as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Registrant is not controlled by or under common control with any other person.

ITEM 25.  INDEMNIFICATION

    Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

    Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

    In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the prinicipal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses inccured or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Fund Asset Management, L.P. ("FAM") acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Governmental Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt

Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


    Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisor Trust.

    The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is

World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


    Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano and Monagle are officers of one or more of such companies.



                                            POSITION(S) WITH                 OTHER SUBSTANTIAL BUSINESS,
NAME                                     THE INVESTMENT ADVISER          PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
ML & Co.............................  Limited Partner               Financial Services Holding Company; Limited
                                                                    Partner of FAM
Princeton Services..................  General Partner               General Partner of FAM
Jeffrey M. Peek.....................  President                     President of FAM; President and Director of
                                                                    Princeton Services; Executive Vice President
                                                                    of ML & Co.; Managing Director and Co-Head of
                                                                    the Investment Banking Division of Merrill
                                                                    Lynch in 1997; Senior Vice President and
                                                                    Director of the Global Securities and
                                                                    Economics Division of Merrill Lynch from 1995
                                                                    to 1997
Terry K. Glenn......................  Executive Vice President      Executive Vice President of FAM; Executive
                                                                    Vice President and Director of Princeton
                                                                    Services; President and Director of PFD;
                                                                    Director of FDS; President of Princeton
                                                                    Administrators
Donald C. Burke.....................  Senior Vice President,        Senior Vice President and Treasurer of FAM;
                                      Treasurer and Director of     Senior Vice President and Treasurer of
                                      Taxation                      Princeton Services; First Vice President of
                                                                    MLAM from 1997 to 1999; Vice President of
                                                                    MLAM from 1990 to 1997
Michael G. Clark....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services; Treasurer
                                                                    and Director of PFD; First Vice President of
                                                                    MLAM from 1997 to 1999; Vice President of
                                                                    MLAM from 1996 to 1997
Mark A. Desario.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Linda L. Federici...................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Vincent R. Giordano.................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Michael J. Hennewinkel..............  Senior Vice President,        Senior Vice President, Secretary and General
                                      Secretary and General         Counsel of FAM; Senior Vice President of
                                      Counsel                       Princeton Services

                                            POSITION(S) WITH                 OTHER SUBSTANTIAL BUSINESS,
NAME                                     THE INVESTMENT ADVISER          PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
Philip L. Kirstein..................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President, General Counsel, Director and
                                                                    Secretary of Princeton Services
Ronald M. Kloss.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Debra W. Landsman-Yaros.............  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services; Vice
                                                                    President of PFD
Stephen M. M. Miller................  Senior Vice President         Executive Vice President of Princeton
                                                                    Administrators; Senior Vice President of
                                                                    Princeton Services
Joseph T. Monagle, Jr...............  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Brian A. Murdock....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Gregory D. Upah.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President and Treasurer of Princeton Services



    Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

    Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Albert, Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:



                                                                               OTHER SUBSTANTIAL BUSINESS,
NAME                                      POSITIONS WITH MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  --------------------------------  -----------------------------------------
Terry K. Glenn......................  Director and Chairman             Executive Vice President of MLAM and FAM;
                                                                        Executive Vice President and Director of
                                                                        Princeton Services; President and
                                                                        Director of PFD; President of Princeton
                                                                        Administrators
Alan J. Albert......................  Senior Managing Director          Vice President of MLAM
Nicholas C.D. Hall..................  Director                          Director of Merrill Lynch Europe PLC;
                                                                        General Counsel of Merrill Lynch
                                                                        International Private Banking Group
Donald C. Burke.....................  Treasurer                         Senior Vice President and Treasurer of
                                                                        MLAM and FAM; Director of Taxation of
                                                                        MLAM; Senior Vice President and Treasurer
                                                                        of Princeton Services; Vice President of
                                                                        PFD; First Vice President of MLAM from
                                                                        1997 to 1999; Vice President of MLAM from
                                                                        1990 to 1997.
Carol Ann Langham...................  Company Secretary                 None
Debra Anne Searle...................  Assistant Company Secretary       None


ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

    (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.


                                                  POSITION(S) AND OFFICE(S)         POSITION(S) AND OFFICE(S)
NAME                                                       WITH PFD                      WITH REGISTRANT
---------------------------------------------  --------------------------------  --------------------------------
Terry K. Glenn...............................  President and Director            President and Trustee
Michael G. Clark.............................  Treasurer and Director            None
Thomas J. Verage.............................  Director                          None
Robert W. Crook..............................  Senior Vice President             None
Michael J. Brady.............................  Vice President                    None
William M. Breen.............................  Vice President                    None
Donald C. Burke..............................  Vice President                    Vice President and Treasurer
James T. Fatseas.............................  Vice President                    None
Debra W. Landsman-Yaros......................  Vice President                    None
Michelle T. Lau..............................  Vice President                    None
Salvatore Venezia............................  Vice President                    None
William Wasel................................  Vice President                    None
Robert Harris................................  Secretary                         Secretary


    (c) Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.

    Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of April 1999.


                                MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT
                                AND RETIREMENT
                                (REGISTRANT)

                                By:  /s/ DONALD C. BURKE
                                     -----------------------------------------
                                     (Donald C. Burke, Vice President and
                                     Treasurer)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


          SIGNATURE                       TITLE                   DATE(S)
------------------------------  --------------------------  -------------------
       TERRY K. GLENN*          President and Trustee
------------------------------    (Principal Executive
       (Terry K. Glenn)           Officer)

                                Vice President and
       DONALD C. BURKE*           Treasurer (Principal
------------------------------    Financial and Accounting
      (Donald C. Burke)           Officer)

        DONALD CECIL*
------------------------------  Trustee
        (Donald Cecil)

      RONALD M. MACHOLD*
------------------------------  Trustee
     (Roland M. Machold)

       EDWARD H. MEYER*
------------------------------  Trustee
      (Edward H. Meyer)

      CHARLES C. REILLY*
------------------------------  Trustee
     (Charles C. Reilly)

       RICHARD R. WEST*
------------------------------  Trustee
      (Richard R. West)

        ARTHUR ZEIKEL*
------------------------------  Trustee
       (Arthur Zeikel)

      EDWARD D. ZINBARG*
------------------------------  Trustee
     (Edward D. Zinbarg)

*By: /s/   DONALD C. BURKE
------------------------------
    (Donald C. Burke,
Attorney-in-Fact)                                                April 26, 1999

                               POWER OF ATTORNEY



    The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Tigers Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.



Dated: April 16, 1999



                                       /s/   DONALD C. BURKE
        /s/   TERRY K. GLENN         -------------------------
      -------------------------           Donald C. Burke
           Terry K. Glenn                      (Vice
        (President/Principal         President/Treasurer/Principal
              Executive              Financial and Accounting
      Officer/Director/Trustee)              Officer)

         /s/   DONALD CECIL           /s/   ROLAND M. MACHOLD
      -------------------------      -------------------------
            Donald Cecil                 Roland M. Machold
         (Director/Trustee)             (Director/Trustee)

        /s/   EDWARD H. MEYER         /s/   CHARLES C. REILLY
      -------------------------      -------------------------
           Edward H. Meyer               Charles C. Reilly
         (Director/Trustee)             (Director/Trustee)

        /s/   RICHARD R. WEST           /s/   ARTHUR ZEIKEL
      -------------------------      -------------------------
           Richard R. West                 Arthur Zeikel
         (Director/Trustee)             (Director/Trustee)

       /s/   EDWARD D. ZINBARG
      -------------------------
          Edward D. Zinbarg
         (Director/Trustee)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                DESCRIPTION
------ --------------------------------------------------------------------------
  9(b) Consent of Brown & Wood LLP, counsel to the Registrant.
 10    Consent of Deloitte & Touche LLP, independent auditors for the Registrant.